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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                     Date of Report (Date of earliest event
                                   reported):
                                  June 23, 2003
                            LINDSAY MANUFACTURING CO.
                            -------------------------

             (Exact name of registrant as specified in its charter)

   Delaware                       1-13419                     47-0554096
--------------                  -----------                  ------------
  (State of                     (Commission                 (IRS Employer
Incorporation)                  File Number)            Identification Number)


  2707 North 108th Street, Suite 102
          Omaha, Nebraska                                      68164
  ----------------------------------                         ----------
(Address of principal executive offices)                     (Zip Code)


                                 (402) 428-2131
                     ---------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, issued June 23, 2003, announcing the Company's results of operations for the quarter and nine months ended May 31, 2003

ITEM 9. REGULATION FD DISCLOSURE.

The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release 33-8216; 34-47583.

The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Reference is made to the press release of Registrant, issued on June 23, 2003, which is incorporated herein by reference. A copy of the press release is furnished herewith as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LINDSAY MANUFACTURING CO.

Dated: June 30, 2003            By /s/ Bruce C. Karsk
                                   ----------------------------------------
                                   Bruce C. Karsk, Executive Vice President
                                   and Chief Financial Officer




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